UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 17, 2008
COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421

(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
Comerica Bank Tower
1717 Main Street, MC 6404
Dallas, Texas 75201
(Address of principal executive offices) (zip code)
(214) 462-6831
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 2.02 and 7.01 RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND REGULATION FD DISCLOSURE
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
EX-99.1
EX-99.2

ITEMS 2.02 and 7.01 RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND REGULATION FD DISCLOSURE
Comerica Incorporated (“Comerica”) today released its earnings for the quarter ended September 30, 2008. A copy of the press release and the presentation slides which will be discussed in Comerica’s webcast earnings call are attached hereto as Exhibits 99.1 and 99.2, respectively.
The information in this report (including Exhibits 99.1 and 99.2 hereto) is being is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits

99.1	Press Release dated October 17, 2008

99.2	Earnings Presentation Slides

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

By:	/s/ Jon W. Bilstrom

Name: Title:	Jon W. Bilstrom Executive Vice President — Governance, Regulatory Relations and Legal Affairs, and Secretary
October 17, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 17, 2008

99.2	Earnings Presentation Slides